UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 8, 2020 (April 8, 2020)

SUMMIT WIRELESS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38608	30-1135279
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6840 Via Del Oro, Ste. 280 San Jose, CA	95119
(Address of registrant’s principal executive office)	(Zip code)

(408) 627-4716

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WISA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

The information contained in Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 8, 2020, Summit Wireless Technologies, Inc. (the “Company”) filed a certificate of amendment to the Company’s certificate of incorporation, as amended (“Certificate of Incorporation”), with the Secretary of State of the State of Delaware (the “Certificate of Amendment”), which effects, at 4:55 p.m. Eastern Time, on April 8, 2020, a 1-for-20 reverse stock split (the “Reverse Stock Split”) of the Company’s issued and outstanding common stock, $0.0001 par value per share (the “Common Stock”).

As a result of the Reverse Stock Split, every twenty (20) shares of Common Stock issued and outstanding will be converted into one (1) share of Common Stock (the “New Common Stock”). The Reverse Stock Split does not affect the total number of shares of capital stock, including the Common Stock, that the Company is authorized to issue, which shall remain as set forth pursuant to the Certificate of Incorporation. No fractional interest in a share of New Common Stock shall be deliverable upon the Reverse Stock Split, all of which shares of New Common Stock shall be rounded up to the nearest whole number of such shares.

The Company’s outstanding warrants will be adjusted as a result of the Reverse Stock Split, as required by the terms of such warrants.

As previously disclosed in a Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission on April 3, 2020, at a special meeting of the Company’s stockholders held on March 31, 2020, the stockholders of the Company voted to approve the Certificate of Amendment. On April 6, 2020, the board of directors of the Company approved and authorized the filing of the Certificate of Amendment.

Trading of the Common Stock on a Reverse Stock Split-adjusted basis is expected to begin at the opening of trading on April 9, 2020.

The summary of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

On April 8, 2020, the Company issued a press release with respect to the effectiveness of the Reverse Stock Split. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Certificate of Incorporation of Summit Wireless Technologies, Inc.

99.1	Press Release, dated April 8, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 8, 2020	SUMMIT WIRELESS TECHNOLOGIES, INC.

	By:	/s/ Brett Moyer
Name: Brett Moyer
Title: Chief Executive Officer